SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 8, 2003

                        COMMISSION FILE NUMBER:  000-26089
                                                 ---------

                       L.O.M. Medical International, Inc.
                       ----------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                                 0178784
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(State or other jurisdiction                                    (I.R.S. Employer
of incorporation or organization)                            Identification No.)

#3-1482 Springfield Road, Kelowna, British Columbia                      V1Y 5V3
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(Address of principal executive offices)                              (Zip Code)

                                  250.762.7552
                                  ------------
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


                              Thomas E. Stepp, Jr.
                                 Stepp Law Group
                           1301 Dove Street, Suite 460
                         Newport Beach, California 92660
                                 (949) 660-9700
                            Facsimile: (949) 660-9010


















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ITEM 1.   CHANGES IN CONTROL OF REGISTRANT
------------------------------------------

Not Applicable.


ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS
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Not applicable.


ITEM 3.   BANKRUPTCY OR RECEIVERSHIP
------------------------------------

Not Applicable.


ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT
-------------------------------------------------------

Not Applicable.


ITEM 5.   OTHER EVENTS
----------------------

On October 8, 2003, our Board of Directors appointed Mr. Darren M. McGregor as a director.

Mr. Darren M. McGregor, age 40, is a member of our Board of Directors. His education includes a diploma in Engineering Technology at Lethbridge Community College, Alberta and Business Administration at Medicine Hat College, Alberta. Mr. McGregor has extensive experience with medium and large-scale corporations and organizations such as Shell Canada Limited, Altria (formerly Philip Morris), and in the public sectors of Seattle and Sacramento. This provides him with international project expertise and strong organizational strategic management and planning skills. He also has in depth knowledge of organizations that include supply chain, manufacturing, quality control, and logistics.


ITEM 6.   REMOVAL OF DIRECTORS AND EXECUTIVE OFFICERS
----------------------------------------------------------

Not Applicable.


ITEM 7.   FINANCIAL STATEMENTS
------------------------------

Not Applicable.


ITEM 8.   CHANGE IN FISCAL YEAR
-------------------------------

Not Applicable.


ITEM 9.   REGULATION FD DISCLOSURE
----------------------------------

Not Applicable.




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            L.O.M. MEDICAL INTERNATIONAL, INC.


                                            By: /s/ John Klippenstein
                                                -------------------------------
Date: October 8, 2003                           John Klippenstein,
                                                CEO and President








































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